Exhibit 99.1

Slide: 1 Title:  NASDAQ: PBIB February 2009

Slide: 2  Disclaimer  This presentation contains forward-looking statements that involve risks and uncertainties. These forward-looking statements are based on management’s current expectations.  Porter Bancorp’s actual results in future periods may differ materially from those currently expected due to various factors, including those risk factors described in documents that the Company files with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. The forward-looking statements in this presentation are made as of the date of the presentation and Porter Bancorp does not assume any responsibility to update these statements.

Slide: 3  Louisville, Kentucky headquarters 6th largest bank domiciled in Kentucky 19 offices $1.6 billion in assets $1.4 billion in loans $1.3 billion in deposits Focus on high growth markets within our footprint Efficient operating model Strong capital  Note: Financial data as of December 31, 2008  Company Overview

Slide: 4 Title: Market Overview Body: Louisville and Bullitt County 16th largest city in U.S. and largest city in Kentucky Above average growth rates for economy and jobs Large employers include UPS, GE, Humana, YUM! Brands, Ford New UPS hub attracting distribution companies – Best Buy (“Geek Squad”), Gordon Foods, Johnson & Johnson, Zappos Home of University of Louisville Owensboro/Daviess County 3rd largest city in Kentucky Industrial, medical, retail and cultural hub for Western Kentucky Large employers include Owensboro Medical Health System, Texas Gas, and Toyotetsu Home of two four year liberal arts colleges (Brescia University and Kentucky Wesleyan College) Body: Lexington/Fayette County 2nd largest city in Kentucky – attractive growth market Financial, educational, retail, healthcare and cultural hub for Central and Eastern Kentucky “Horse Capital of the World” – host to the World Equestrian Games in 2010 Large employers include Toyota, Lexmark, IBM Global Services and Valvoline Home of University of Kentucky Southern/Central Kentucky Includes Bowling Green (Warren County), the 4th largest city in Kentucky, and Barren, Ohio, Hart, Edmonson, Butler & Green counties Attractive community and growth markets – stable source of deposits and loans PBIB’s main back-office operations hub Major employers include GM (Corvette), RR Donnelley and FedEx Agricultural and service based economy Home of Western Kentucky University

Slide: 5  Franchise History Porter Bancorp organized with merger of 3 banks 1988 – 1999   Porter Bancorp acquires 3 banks  Ascencia Bank established 1999 – 2005   Porter Bancorp acquires 2 banks Porter Bancorp consolidates all subsidiary banks under PBI Bank name on December 31, 2005 Porter Bancorp IPO completed on September 22, 2006 Porter Bancorp acquires Kentucky Trust Bank with 6   offices in Southern Kentucky on October 1, 2007  Porter Bancorp acquires Paramount Bank in Lexington, KY on February 1, 2008

Slide: 6  Expand in fast growing markets by adding strategically located new offices and selective acquisitions Focus on markets with attractive growth prospects Strategic de novo branching Selective acquisitions Experienced integrators Extensive market knowledge and contacts Accretive to earnings in first year Continue marketing our new brand – top of mind awareness Increasing core deposits  2007 Growth Strategy

Slide: 7  Execution of Growth Strategy Body: Six branch locations – Bowling Green, Owensboro and Beaver Dam $110 million in assets $100 million in deposits $15 million in non-interest bearing accounts or 15% total deposits Successful trust division – new, growing source of non-interest income Body: Lexington KY location – 2nd largest city in the state $75 million in assets $75 million in deposits $15 million in core transactional accounts $6 million in non-interest bearing accounts  Q4 2008 – Assets $1.6B  $400 million in assets $250 million in deposits Implementation of successful core deposit growth campaign Bowling Green LPO to full service Lexington LPO to full service

Slide: 8   Streamline operational efficiency, including full integration of recent acquisitions Increase market share of existing franchise Opened new retail office in Bullitt County in Q2 Expansion into new modern retail facility in Ohio County – now under construction Open new Technology/Operations Center and additional retail banking office in Barren County Continuing execution of successful core deposit development initiatives and non-interest income improvement strategies Carefully manage growth and capital in this uncertain economic environment Issued $9.0 million subordinated capital note in July, qualifying as Tier 2 capital Issued $35.0 million of preferred stock to the U.S. Treasury under the Capital Purchase Program on November 21, 2008  2008 Growth Strategy

Slide: 9  Financial Highlights

Slide: 10  2007 Key Accomplishments  Net Income of $14.2 million Above peer financial performance Record asset growth to $1.5 billion Record loans of $1.2 billion and deposits of $1.2 billion Record core customer non-interest bearing deposit account growth to $83.1 million Note: (1) For the Year Ended 12/31/07 Peer Median Core Financial Performance per SNL PBIB Peer (1) ROAA 1.16%  1.02% ROAE 12.39%  11.45% NIM 3.67%  3.65%  Efficiency 46.97% 62.66%

Slide: 11  2007 Operating Performance Growth exceeded expectations Loans –  42.8% Deposits –  35.4% Assets –  38.5% Efficient operations – 47.0% efficiency ratio Sound credit quality 1.17% NPA to assets 1.04% NPL to loans ROAA – 1.16% ROAE – 12.39% Above peer financial performance

Slide: 12  Asset Growth  ($ in millions)  2004 2005 2006 2007 2008 $887 $991 $1,051 $1,456 $1,648

Slide: 13  Loan Growth  ($ in millions) 2004 2005 2006 2007 2008 $734 $792 $854 $1,218 $1,350

Slide: 14  Deposit Growth  ($ in millions) 2004 2005 2006 2007  2008 CD $540 $619 $657 $847  $1,013  Non-CD  $178 $187 $205 $320 $276

Slide: 15 Title: Transactional Account Growth  (in millions)

Slide: 16  Strong Net Income  ($ in millions)  Note: Adjusted for consolidation through add-back of minority interests, deduction of applicable income taxes and deduction of acquisition funding (net of tax). 2003 2004 2005 2006 2007 2008 $6,750 $9,012 $11,379 $14,339 $14,229 $14,010

Slide: 17  Solid Net Interest Margin 2003 2004 2005 2006 2007 Q1 08 Q2 08 Q3 08 Q4 08 3.71% 3.84% 4.06% 3.97% 3.67% 3.21% 3.29% 3.33% 2.96%

Slide: 18  Net Interest Margin vs. Prime Rate 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Prime Rate - end of period 8.50% 9.50% 5.00% 4.25% 4.00% 5.00% 7.00% 8.25% 7.50% 3.25% NIM 3.89% 4.03% 3.42% 3.56% 3.71% 3.85% 4.07% 3.97% 3.67% 3.20%

Slide: 19  Operational Efficiency 2003 2004 2005 2006 2007 2008 TNCC 55.0%  51.0% 48.0% 47.0% 47.0% 51.0%

Slide: 20  Return on Assets  Note: Adjusted for consolidation through add-back of minority interests, deduction of applicable income taxes and deduction of acquisition funding (net of tax). 2003 2004 2005 2006 2007 2008 ROA 0.91% 1.09% 1.21% 1.44% 1.16% 0.89%

Slide: 21   Return on Equity  Note:  Adjusted for consolidation through add-back of minority interests, deduction of applicable income taxes and deduction of acquisition funding (net of tax).  2004 2005 2006 2007 2008 13.45% 16.57% 17.19% 12.39% 10.64%

Slide: 22  2008 Operating Performance   Strong Growth Loans – 10.9% Deposits – 10.5% Assets – 13.2% Solid Financial Performance Sound credit quality 1.78% NPA to assets 1.58% NPL to loans EPS $1.68  actual $1.70 excluding effects of CPP Preferred Stock issuance Note: (1) For the Quarter Ended 9/30/08 Peer Median Core Financial Performance per SNL  Q1Q2 Q3 Q4 FY 2008Peer (1) ROAA .96% 1.02% 1.03% .57% . 89% .73% ROAE 11.66%  12.66% 12.73% 6.27% 10.64% 8.04% NIM 3.21% 3.29% 3.33% 2.96% 3.20% 3.77%  Efficiency 54.47% 50.70% 47.47% 50.64% 50.74% 66.04%

Slide: 23  Note: (1) As of December 31, 2008  Primary focus on residential and commercial real estate Granular portfolio No “toxic” ARM exposure No “subprime” exposure Loyal and experienced producers Team approach to customers Locally empowered lenders  Loan Portfolio (1)  Total Loans: $1.35 B  Loan Stratification  Highlights Construction Real Estate 27.5% Residential Real Estate 25.4% Farmland 5.7% Home Equity 2.5% C & I 6.7 Consumer 2.8% Agricultural 1.2% Other 0.2% Commercial Real Estate 27.9%

Slide: 24  Construction Real Estate Composition  Note: As of December 31, 2008  Total $371 Million  Total $371 Million Farmland 0.3% Storage/Warehouse 1.0% Office Building/Condo 4.7% Retail Facility 11.2% Hotel/Motel/Lodging 2.2% C-Store/Fuel Station 0.5%Mobile Home Park 0.1% Industrial/Manufacturing 0.2% Medical/Assisted Living/Day Care 1.7% Multifamily 1.0% Residential Land Development 12.8% Commercial Land Development 14.7% Residential Condo Development 22.2% Residential Home Construction - Owner Occupied 1.4% Residential Lot - Developed 3.7% Commercial Lot - Developed 1.1% 1-4 Family Residential 20.9% All Other 0.3%

Slide: 25  Commercial Real Estate Composition – Non-Owner Occupied  Note: As of December31, 2008  Total $266 Million Total $266 Million Office Building/Condo 19.4% All Other 1.9% Farmland 0.2% 1-4 Family Residential 1.4% Commercial Lot - Developed 5.4% Residential Lot - Developed 0.3% Carwash Facility 1.0% Church/Parsonage 0.9% Commercial Land Development 0.7% Residential Land Development 0.02% Multifamily 0.2% Medical/Assisted Living/Day Care 3.6% Industrial/Manufacturing 3.7% Mobile Home Park 2.7% Storage/Warehouse 8.4% C-Store/Fuel Station 3.4% Hotel/Motel/Lodging 8.3% Retail Facility 38.4%

Slide: 26  Commercial Real Estate Composition – Owner Occupied  Note: As of December 31, 2008  Total $111 Million  Total $111 Million Hotel/Motel/Lodging 8.8% C-Store/Fuel Station 11.9% Storage/Warehouse 3.6% Mobile Home Park 1.2% Industrial/Manufacturing 24.7% Medical/Assisted Living/Day Care 1.9% Commercial Land Development 0.47% Church/Parsonage 3.8% Carwash Facility 1.4% Residential Lot - Developed 0.2% Commercial Lot - Developed 3.7% 1-4 Family Residential 0.7% Farmland 0.4% All Other 4.3% Office Building/Condo 15.9% Retail Facility 17.1%

Slide: 27  Historical Loan Portfolio Statistics  Note: Peer Data is for the Quarter Ended 9/30/08 - Peer Median Core Financial Performance per SNL Porter Bancorp, Inc. Loan Statistics Peer Q1 07 Q2 07 Q3 07 Q4 07 Q3 08 Q1 08 Q2 08 Q3 08 Q4 08 NPA/Assets 0.98% 0.94% 1.21% 1.17% 1.44% 1.10% 1.24% 1.44% 1.78% NPL/Loans 0.89% 0.73% 0.78% 1.04% 1.28% 0.77% 0.96% 1.15% 1.58% NCO/Avg Loan 0.03% 0.05% 0.05% 0.08% 0.32% 0.02% 0.05% 0.06% 0.13% Loan Loss Reserve 1.43%  1.37% 1.35% 1.34% 1.16% 1.37% 1.35% 1.39% 1.46%

Slide: 28  Note: (1) For the quarter ended December 31, 2008; rate based on average daily deposit balances  Deposit Mix (1)  Total Deposits: $1.3 B  Cost of Deposits:(1)  3.69%  Effective core deposit growth initiatives High CD retention rates Focus on core deposit   development Online banking division a ready source of alternative funding without high cost of new branches  Deposit Stratification  Highlights CD's less than $100k 46% Non-Interest Bearing DDA 7% Savings 3% NOW and Money Market 12% CD's $100k or greater 32%

Slide: 29  Investment Highlights

Slide: 30  Experienced management team Extensive market knowledge and community relationships Acquisition and integration capabilities Scalable operating platform Highly efficient organizational structure Diversified funding sources Highly focused on profits Strong capital  Operating Strengths

Slide: 31  Attractive, diversified growth markets Successful history of executing growth strategy Scalable platform for expansion Efficient operating model Solid operating performance Undervalued investment opportunity  Investment Highlights

Slide: 32  Undervalued Opportunity  Current Market Price (1/26/09)   $14.35 Trading Multiples:  Value Multiple EPS (1) $1.68 8.54x Tangible BV Per Share (2) $12.33   1.16% Annual Dividend (1) $.84 5.85%  Note: (1) Actual for the year ended December 31, 2008 As of December 31, 2008

Slide: 33  Addendum

Slide: 34  Experienced Management Team  Headquarters: 2500 Eastpoint Parkway Louisville, KY 40223 (502) 499-4800 Industry Porter Name Position Experience Experience J. Chester Porter Chairman of the Board, General Counsel and Director 26 22 of Porter Bancorp and PBI Bank Maria L. Bouvette President, CEO and Director of Porter Bancorp and PBI Bank 26 22 David B. Pierce CFO of Porter Bancorp, Chief Strategic Officer and Director 22 19 of PBI Bank C. Bradford Harris Corporate General Counsel and EVP 11 2 Phil Barnhouse CFO of PBI Bank 10 10 Jim Grubbs Sr. VP Commercial Lending 28 4 Fred Catlett Executive Vice President 31 12 Avery Matney Regional President 27 12 Todd Young Chief Operations Officer 24 14 Charles Darst Chief Development Officer 22 12 Eric Satterly Chief Technology Officer 10 9 Average Years of Experience

Slide: 35  Peer Metrics  Note: Data per SNL Porter Bancorp, Inc. Comparable Group Financial Information as of the year ended 12/31/07 ($ in thousands) Total Core Core Net Interest Efficiency NPLs/ Reserves/ Reserves/ NCOs/ NPAs/ Company Name Ticker City State Assets ROAA ROAE Margin Ratio Loans NPLs Loans Avg Loans Assets Integra Bank Corporation IBNK Evansville IN $3,350,126 1.04% 10.71% 3.46% 63.18% 0.80% 146.97% 1.18% 0.19% 0.64% Republic Bancorp, Inc. RBCAA Louisville KY 3,165,359 0.77% 9.75% 3.17% 66.78% 0.35% 153.38% 0.53% 0.22% 0.29% Community Trust Bancorp, Inc. CTBI Pikeville KY 2,902,684 1.20% 12.19% 3.90% 57.12% 1.00% 126.05% 1.26% 0.27% 1.04% Farmers Capital Bank Corporation FFKT Frankfort KY 2,068,247 0.83% 8.88% 3.64% 65.48% 1.40% 78.66% 1.10% 0.11% 1.17% S.Y. Bancorp, Inc. SYBT Louisville KY 1,482,219 1.70% 17.26% 4.16% 54.68% 0.25% 453.78% 1.11% 0.20% 0.46% Bank of Kentucky Financial Corporation BKYF Crestview Hills KY 1,232,724 0.99% 12.39% 3.66% 62.14% 0.67% 133.12% 0.89% 0.11% 0.85% First Financial Service Corporation FFKY Elizabethtown KY 872,691 1.10% 12.88% 3.89% 60.67% 1.16% 89.12% 1.03% 0.13% 1.22% Community Bank Shares of Indiana, Inc. CBIN New Albany IN 823,594 0.46% 5.78% 3.00% 76.67% 1.01% 98.58% 0.99% 0.10% 0.85% High $3,350,126 1.70% 17.26% 4.16% 76.67% 1.40% 453.78% 1.26% 0.27% 1.22% Low 823,594 0.46% 5.78% 3.00% 54.68% 0.25% 78.66% 0.53% 0.10% 0.29% Average 1,987,206 1.01% 11.23% 3.61% 63.34% 0.83% 159.96% 1.01% 0.17% 0.82% Median 1,775,233 1.02% 11.45% 3.65% 62.66% 0.90% 129.59% 1.07% 0.16% 0.85%

Slide: 36  Peer Metrics  Note: Data per SNL Porter Bancorp, Inc. Comparable Group Financial Information as of or for the Quarter Ended 9/30/08 ($ in thousands) Total Core Core Net Interest Efficiency NPLs/ Reserves/ Reserves/ NCOs/ NPAs/ Expense/ Company Name Ticker City State Assets ROAA ROAE Margin Ratio Loans NPLs Loans Avg Loans Assets Avg Asset Integra Bank Corp IBNK Evansville IN $3,356,842 -3.95% -44.74% 3.23% 68.36% 3.23% 52.42% 1.69% 1.31% 2.59% Republic Bancorp, Inc RBCAA Louisville KY 3,045,054 1.05% 11.64% 3.86% 65.41% 0.63% 96.50% 0.61% 0.70% 0.55% Community Trust Bancorp, Inc CTBI Pikeville KY 2,908,928 1.12% 10.49% 3.99% 57.67% 1.34% 95.98% 1.29% 0.36% 1.39% Farmers Capital Bank Corp FFKT Frankfort KY 2,154,457 0.41% 5.25% 3.29% 66.66% 1.21% 98.87% 1.20% 0.35% 1.49% S Y Bancorp, Inc SYBT Louisville KY 1,653,456 1.42% 17.09% 3.80% 54.42% 0.29% 381.06% 1.12% 0.17% 0.43% Bank of Kentucky Financial Corp BKYF Crestview Hills KY 1,214,339 1.14% 14.15% 3.89% 57.67% 0.88% 107.53% 0.95% 0.17% 1.03% First Financial Service Corp FFKY Elizabethtown KY 991,275 0.39% 5.03% 3.74% 68.40% 1.41% 85.42% 1.20% 0.06% 1.82% Community Bank Shares of Indiana, Inc CBIN New Albany IN 857,032 0.41% 5.59% 3.10% 75.21% 3.12% 35.00% 1.09% 0.28% 2.41% High $3,356,842 1.42% 17.09% 3.99% 75.21% 3.23% 381.06% 1.69% 1.31% 2.59% Low 857,032 -3.95% -44.74% 3.10% 54.42% 0.29% 35.00% 0.61% 0.06% 0.43% Average 2,022,673 0.25% 3.06% 3.61% 64.23% 1.51% 119.10% 1.14% 0.43% 1.46% Median 1,903,957 0.73% 8.04% 3.77% 66.04% 1.28% 96.24% 1.16% 0.32% 1.44%

Slide: 37  Loan Mix  (in thousands) Porter Bancorp, Inc. (per call report) December 31, 2008 September 30, 2008 June 30, 2008 March 31, 2008 December 31, 2007 Loan Portfolio Composition Real Estate: Commercial Real Estate 377,130 27.9% 372,468 27.7% 373,426 27.8% 361,127 27.5% 352,573 29.0% Construction Real Estate 371,300 27.5% 368,424 27.4% 366,230 27.3% 347,591 26.5% 318,461 26.2% Residential Real Estate 342,835 25.4% 341,081 25.4% 328,157 24.4% 317,996 24.2% 288,636 23.7% Farmland 77,504 5.7% 77,218 5.8% 85,935 6.4% 73,976 5.6% 69,831 5.7% Home Equity 33,249 2.5% 32,833 2.4% 32,538 2.4% 32,805 2.5% 25,381 2.1% C & I 90,978 6.7% 91,316 6.8% 98,245 7.3% 124,871 9.5% 108,585 8.9% Consumer 37,784 2.8% 39,317 2.9% 39,990 3.0% 39,511 3.0% 38,009 3.1% Agricultural 16,181 1.2% 16,581 1.2% 15,900 1.2% 14,259 1.1% 14,855 1.2% Other 3,145 0.2% 3,229 0.2% 2,795 0.2% 1,939 0.1% 1,367 0.1% Total 1,350,106 100.0% 1,342,467 100.0% 1,343,216 100.0% 1,314,075 100.0% 1,217,698 100.0%

PBIB Construction and Commercial Real Estate Loan Mix

P BI Bank, Inc.
Detail of Construction and Commercial Real Estate Loans
As of December 31, 2008

	Construction			Commercial Real Estate - Non-Owner Occupied			Commercial Real Estate - Owner Occupied		
Office Building/Condo	$	17,512,405.39	4.7%	$	51,768,528.56	19.4%	$	17,581,382.82	15.9%
Retail Facility	$	41,689,901.22	11.2%	$	102,419,800.31	38.4%	$	18,944,800.18	17.1%
Hotel/Motel/Lodging	$	8,333,747.71	2.2%	$	22,037,390.08	8.3%	$	9,729,935.33	8.8%
C-Store/Fuel Station	$	1,687,399.86	0.5%	$	9,187,505.22	3.4%	$	13,160,073.02	11.9%
Storage/Warehouse	$	3,889,685.18	1.0%	$	22,423,793.91	8.4%	$	3,966,875.90	3.6%
Mobile Home Park	$	191,772.33	0.1%	$	7,167,850.45	2.7%	$	1,312,558.38	1.2%
Industrial/Manufacturing/Other Production Facilities	$	893,186.04	0.2%	$	9,978,997.59	3.7%	$	27,345,814.78	24.7%
Medical/Assisted Living/Day Care	$	6,143,457.90	1.7%	$	9,570,199.41	3.6%	$	2,093,906.75	1.9%
Multifamily	$	3,895,326.75	1.0%	$	441,007.43	0.2%	$	-	0.0%
Residential Land Development	$	47,531,340.25	12.8%	$	54,731.24	0.0%	$	-	0.0%
Commercial Land Development	$	54,480,179.77	14.7%	$	1,835,539.67	0.7%	$	519,286.71	0.5%
Residential Condo Development	$	82,476,042.84	22.2%	$	-	0.0%	$	-	0.0%
Residential Home Construction - Owner Occupied	$	5,113,309.69	1.4%	$	-	0.0%	$	-	0.0%
Residential Lot - Developed	$	13,760,612.71	3.7%	$	889,235.93	0.3%	$	195,985.99	0.2%
Commercial Lot - Developed	$	3,998,128.47	1.1%	$	14,509,891.18	5.4%	$	4,086,002.44	3.7%
1-4 Family Residential	$	77,674,837.10	20.9%	$	3,606,075.89	1.4%	$	795,387.47	0.7%
Farmland	$	1,038,181.38	0.3%	$	485,014.90	0.2%	$	465,694.70	0.4%
Other	$	961,337.56	0.3%	$	4,647,664.11	1.7%	$	1,142,463.49	1.0%
Church/Parsonage	$	-	0.0%	$	2,332,492.66	0.9%	$	4,224,085.87	3.8%
Car Wash	$	29,147.85	0.0%	$	2,719,281.46	1.0%	$	1,561,604.86	1.4%
Marina	$	-	0.0%	$	320,000.00	0.1%	$	3,609,141.31	3.3%
	$	371,300,000.00	100.0%	$	266,395,000.00	100.0%	$	110,735,000.00	100.0%

Total $ 377,130,000.00

(in thousands)

38

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